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                    EXHIBIT 23.1     CONSENT OF ACCOUNTANTS





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                            INDEPENDENT AUDITOR'S CONSENT
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We consent to the inclusion of our report dated July 22, 1999 on the consolidated financial statements of First Bancorp of Indiana, Inc. and Subsidiary as of June 30, 1999 and for each of the years in the three-year period then ended in the Registration Statement on Form S-8 filed by First Bancorp of Indiana, Inc. with the United States Securities and Exchange Commission.

/s/ Olive LLP
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Evansville, Indiana
May 1, 2000